UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 29, 2010

Date of Report (Date of Earliest Event Reported)

KENMAR GLOBAL TRUST

(Exact name of Registrant as Specified in its Charter)

Delaware	333-08869	06-6429854
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 King Street, Rye Brook, New York	10573
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 307-7000

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 29, 2010, Kenmar Preferred Investments Corp., Registrant’s managing owner (the “Managing Owner”) completed payment of all amounts owed by it to Registrant pursuant to the Demand Promissory Note dated September 24, 2007 and effective as of August 10, 2007 (the “Note”), as amended on February 23, 2009 and April 30, 2010. The Note and each amendment to the Note are incorporated herein by reference to Exhibit 4.1 to Registrant’s Current Report on Form 8-K filed on September 28, 2007, Exhibit 4.2 to Registrant’s Current Report on Form 8-K filed on February 25, 2009, and Exhibit 10.13 to Registrant’s Current Report on Form 8-K filed on May 3, 2010, respectively.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

4.1	Demand Promissory Note dated September 24, 2007, effective as of August 10, 2007, made by Kenmar Preferred Investments Corp. (formerly Preferred Investment Solutions Corp.) in favor of Kenmar Global Trust (incorporated herein by reference to Exhibit 4.1 to Registrant’s Current Report on Form 8-K filed on September 28, 2007)

4.2	Amendment No. 1 dated February 23, 2009 to Demand Promissory Note by Preferred Investment Solutions Corp. to Kenmar Global Trust (incorporated herein by reference to Registrant’s Current Report on Form 8-K filed on February 25, 2009)

10.13	Amendment No. 2 dated April 30, 2010 to Demand Promissory Note by Kenmar Preferred Investments Corp. to Kenmar Global Trust (incorporated herein by reference to Registrant’s Current Report on Form 8-K filed on May 3, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

KENMAR GLOBAL TRUST
(Registrant)

	By:	Kenmar Preferred Investments Corp. its Managing Owner

Date: November 2, 2010	By:	/S/ LAWRENCE S. BLOCK
	Name:	Lawrence S. Block
	Title:	Executive Vice President and General Counsel

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